Supplemental Information
Second Quarter 2023

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Income statement
Net interest income	$28,606	$24,016	$14,158	$14,448	$14,681	$13,765	$12,444
Noninterest income	22,849	21,900	11,039	11,810	9,851	10,737	10,244
Total revenue, net of interest expense	51,455	45,916	25,197	26,258	24,532	24,502	22,688
Provision for credit losses	2,056	553	1,125	931	1,092	898	523
Noninterest expense	32,276	30,592	16,038	16,238	15,543	15,303	15,273
Income before income taxes	17,123	14,771	8,034	9,089	7,897	8,301	6,892
Pretax, pre-provision income (1)	19,179	15,324	9,159	10,020	8,989	9,199	7,415
Income tax expense	1,554	1,457	626	928	765	1,219	645
Net income	15,569	13,314	7,408	8,161	7,132	7,082	6,247
Preferred stock dividends and other	811	782	306	505	228	503	315
Net income applicable to common shareholders	14,758	12,532	7,102	7,656	6,904	6,579	5,932
Diluted earnings per common share	1.82	1.53	0.88	0.94	0.85	0.81	0.73
Average diluted common shares issued and outstanding	8,162.6	8,182.2	8,080.7	8,182.3	8,155.7	8,160.8	8,163.1
Dividends paid per common share	$0.44	$0.42	$0.22	$0.22	$0.22	$0.22	$0.21

Performance ratios
Return on average assets	1.00%	0.84%	0.94%	1.07%	0.92%	0.90%	0.79%
Return on average common shareholders’ equity	11.84	10.48	11.21	12.48	11.24	10.79	9.93
Return on average shareholders’ equity	11.22	9.99	10.52	11.94	10.38	10.37	9.34
Return on average tangible common shareholders’ equity (2)	16.42	14.78	15.49	17.38	15.79	15.21	14.05
Return on average tangible shareholders’ equity (2)	14.97	13.52	14.00	15.98	13.98	13.99	12.66
Efficiency ratio	62.73	66.63	63.65	61.84	63.36	62.45	67.32

At period end
Book value per share of common stock	$32.05	$29.87	$32.05	$31.58	$30.61	$29.96	$29.87
Tangible book value per share of common stock (2)	23.23	21.13	23.23	22.78	21.83	21.21	21.13
Market capitalization	228,188	250,136	228,188	228,012	264,853	242,338	250,136
Number of financial centers - U.S.	3,887	3,984	3,887	3,892	3,913	3,932	3,984
Number of branded ATMs - U.S.	15,335	15,730	15,335	15,407	15,528	15,572	15,730
Headcount	215,546	209,824	215,546	217,059	216,823	213,270	209,824

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income
Interest income	$61,009	$27,869	$32,354	$28,655	$25,075	$19,621	$14,975
Interest expense	32,403	3,853	18,196	14,207	10,394	5,856	2,531
Net interest income	28,606	24,016	14,158	14,448	14,681	13,765	12,444

Noninterest income
Fees and commissions	15,855	17,476	7,961	7,894	7,735	8,001	8,491
Market making and similar activities	8,409	5,955	3,697	4,712	3,052	3,068	2,717
Other income (loss)	(1,415)	(1,531)	(619)	(796)	(936)	(332)	(964)
Total noninterest income	22,849	21,900	11,039	11,810	9,851	10,737	10,244
Total revenue, net of interest expense	51,455	45,916	25,197	26,258	24,532	24,502	22,688

Provision for credit losses	2,056	553	1,125	931	1,092	898	523

Noninterest expense
Compensation and benefits	19,319	18,399	9,401	9,918	9,161	8,887	8,917
Occupancy and equipment	3,575	3,508	1,776	1,799	1,786	1,777	1,748
Information processing and communications	3,341	3,075	1,644	1,697	1,658	1,546	1,535
Product delivery and transaction related	1,846	1,857	956	890	904	892	924
Professional fees	1,064	968	527	537	649	525	518
Marketing	971	860	513	458	460	505	463
Other general operating	2,160	1,925	1,221	939	925	1,171	1,168
Total noninterest expense	32,276	30,592	16,038	16,238	15,543	15,303	15,273
Income before income taxes	17,123	14,771	8,034	9,089	7,897	8,301	6,892
Income tax expense	1,554	1,457	626	928	765	1,219	645
Net income	$15,569	$13,314	$7,408	$8,161	$7,132	$7,082	$6,247
Preferred stock dividends and other	811	782	306	505	228	503	315
Net income applicable to common shareholders	$14,758	$12,532	$7,102	$7,656	$6,904	$6,579	$5,932

Per common share information
Earnings	$1.83	$1.54	$0.88	$0.95	$0.85	$0.81	$0.73
Diluted earnings	1.82	1.53	0.88	0.94	0.85	0.81	0.73
Average common shares issued and outstanding	8,053.5	8,129.3	8,040.9	8,065.9	8,088.3	8,107.7	8,121.6
Average diluted common shares issued and outstanding	8,162.6	8,182.2	8,080.7	8,182.3	8,155.7	8,160.8	8,163.1

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net income	$15,569	$13,314	$7,408	$8,161	$7,132	$7,082	$6,247
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	723	(5,269)	168	555	353	(1,112)	(1,822)
Net change in debit valuation adjustments	(394)	836	(404)	10	(543)	462	575
Net change in derivatives	49	(7,187)	(1,993)	2,042	835	(3,703)	(2,008)
Employee benefit plan adjustments	19	60	9	10	(764)	37	36
Net change in foreign currency translation adjustments	17	(10)	5	12	(10)	(37)	(38)
Other comprehensive income (loss)	414	(11,570)	(2,215)	2,629	(129)	(4,353)	(3,257)
Comprehensive income (loss)	$15,983	$1,744	$5,193	$10,790	$7,003	$2,729	$2,990

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income
Interest income
Loans and leases	$27,067	$15,574	$13,970	$13,097	$12,114	$10,231	$8,222
Debt securities	10,151	7,872	4,691	5,460	5,016	4,239	4,049
Federal funds sold and securities borrowed or purchased under agreements to resell	8,667	389	4,955	3,712	2,725	1,446	396
Trading account assets	4,104	2,304	2,076	2,028	1,768	1,449	1,223
Other interest income	11,020	1,730	6,662	4,358	3,452	2,256	1,085
Total interest income	61,009	27,869	32,354	28,655	25,075	19,621	14,975

Interest expense
Deposits	10,099	484	5,785	4,314	2,999	1,235	320
Short-term borrowings	14,535	441	8,355	6,180	4,273	2,264	553
Trading account liabilities	976	734	472	504	421	383	370
Long-term debt	6,793	2,194	3,584	3,209	2,701	1,974	1,288
Total interest expense	32,403	3,853	18,196	14,207	10,394	5,856	2,531
Net interest income	$28,606	$24,016	$14,158	$14,448	$14,681	$13,765	$12,444

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,979	$2,007	$1,023	$956	$1,029	$1,060	$1,072
Other card income	1,036	951	523	513	523	513	483
Total card income	3,015	2,958	1,546	1,469	1,552	1,573	1,555
Service charges
Deposit-related fees	2,142	2,947	1,045	1,097	1,081	1,162	1,417
Lending-related fees	632	603	319	313	308	304	300
Total service charges	2,774	3,550	1,364	1,410	1,389	1,466	1,717
Investment and brokerage services
Asset management fees	5,887	6,388	2,969	2,918	2,844	2,920	3,102
Brokerage fees	1,804	1,995	870	934	879	875	989
Total investment and brokerage services	7,691	8,383	3,839	3,852	3,723	3,795	4,091
Investment banking fees
Underwriting income	1,226	1,107	657	569	411	452	435
Syndication fees	411	613	180	231	174	283	301
Financial advisory services	738	865	375	363	486	432	392
Total investment banking fees	2,375	2,585	1,212	1,163	1,071	1,167	1,128
Total fees and commissions	15,855	17,476	7,961	7,894	7,735	8,001	8,491
Market making and similar activities	8,409	5,955	3,697	4,712	3,052	3,068	2,717
Other income (loss)	(1,415)	(1,531)	(619)	(796)	(936)	(332)	(964)
Total noninterest income	$22,849	$21,900	$11,039	$11,810	$9,851	$10,737	$10,244

(1)Gross interchange fees and merchant income were $6.6 billion and $6.2 billion and are presented net of $4.6 billion and $4.2 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2023 and 2022. Gross interchange fees and merchant income were $3.4 billion, $3.2 billion, $3.3 billion, $3.3 billion and $3.3 billion and are presented net of $2.4 billion, $2.2 billion, $2.3 billion, $2.2 billion and $2.2 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2023 and the fourth, third and second quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2023	March 31 2023	June 30 2022
Assets
Cash and due from banks	$29,651	$29,327	$29,497
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	343,902	346,891	168,505
Cash and cash equivalents	373,553	376,218	198,002
Time deposits placed and other short-term investments	7,941	11,637	6,841
Federal funds sold and securities borrowed or purchased under agreements to resell	276,281	298,078	272,430
Trading account assets	311,400	314,978	294,027
Derivative assets	46,475	40,947	62,047
Debt securities:
Carried at fair value	142,040	172,510	274,665
Held-to-maturity, at cost	614,118	624,495	658,245
Total debt securities	756,158	797,005	932,910
Loans and leases	1,051,224	1,046,406	1,030,766
Allowance for loan and lease losses	(12,950)	(12,514)	(11,973)
Loans and leases, net of allowance	1,038,274	1,033,892	1,018,793
Premises and equipment, net	11,688	11,708	11,016
Goodwill	69,021	69,022	69,022
Loans held-for-sale	6,788	6,809	6,654
Customer and other receivables	73,435	79,902	79,893
Other assets	151,619	154,461	159,971
Total assets	$3,122,633	$3,194,657	$3,111,606

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$571,621	$617,922	$741,676
Interest-bearing	1,197,396	1,183,106	1,134,876
Deposits in non-U.S. offices:
Noninterest-bearing	16,662	17,686	26,770
Interest-bearing	91,530	91,688	81,027
Total deposits	1,877,209	1,910,402	1,984,349
Federal funds purchased and securities loaned or sold under agreements to repurchase	288,627	314,380	204,307
Trading account liabilities	97,818	92,452	97,302
Derivative liabilities	43,703	40,169	38,425
Short-term borrowings	41,017	56,564	27,886
Accrued expenses and other liabilities	204,867	216,621	214,522
Long-term debt	286,073	283,873	275,697
Total liabilities	2,839,314	2,914,461	2,842,488
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 4,088,099, 4,088,099 and 4,117,686 shares	28,397	28,397	29,134
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,953,563,116, 7,972,438,148 and 8,035,221,887 shares	57,267	57,264	59,499
Retained earnings	218,397	213,062	197,159
Accumulated other comprehensive income (loss)	(20,742)	(18,527)	(16,674)
Total shareholders’ equity	283,319	280,196	269,118
Total liabilities and shareholders’ equity	$3,122,633	$3,194,657	$3,111,606

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,610	$4,276	$2,294
Loans and leases	15,884	15,754	16,170
Allowance for loan and lease losses	(796)	(797)	(832)
Loans and leases, net of allowance	15,088	14,957	15,338
All other assets	126	129	177
Total assets of consolidated variable interest entities	$19,824	$19,362	$17,809

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,877	$1,339	$165
Long-term debt	5,701	4,883	4,509
All other liabilities	10	7	12
Total liabilities of consolidated variable interest entities	$7,588	$6,229	$4,686

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2023	March 31 2023	June 30 2022
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$190,113	$184,432	$171,754
Tier 1 capital	218,505	212,825	200,872
Total capital	248,013	242,743	232,297
Risk-weighted assets	1,638,481	1,621,900	1,637,712
Common equity tier 1 capital ratio	11.6%	11.4%	10.5%
Tier 1 capital ratio	13.3	13.1	12.3
Total capital ratio	15.1	15.0	14.2

Advanced Approaches
Common equity tier 1 capital	$190,113	$184,432	$171,754
Tier 1 capital	218,505	212,825	200,872
Total capital	239,215	233,877	225,555
Risk-weighted assets	1,435,692	1,427,494	1,406,950
Common equity tier 1 capital ratio	13.2%	12.9%	12.2%
Tier 1 capital ratio	15.2	14.9	14.3
Total capital ratio	16.7	16.4	16.0

Leverage-based metrics (1):
Adjusted average assets	$3,097,702	$3,018,318	$3,080,248
Tier 1 leverage ratio	7.1%	7.1%	6.5%

Supplementary leverage exposure	$3,642,215	$3,554,884	$3,620,789
Supplementary leverage ratio	6.0%	6.0%	5.5%

Total ending equity to total ending assets ratio	9.1	8.8	8.6
Common equity ratio	8.2	7.9	7.7
Tangible equity ratio (2)	7.0	6.7	6.5
Tangible common equity ratio (2)	6.1	5.8	5.6

(1)Regulatory capital ratios at June 30, 2023 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Common equity tier 1 ratio under the Standardized approach for all periods presented.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2023	March 31 2023	June 30 2022
Total common shareholders' equity	$254,922	$251,799	$239,984
CECL transitional amount (1)	1,254	1,254	1,881
Goodwill, net of related deferred tax liabilities	(68,644)	(68,644)	(68,641)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,757)	(7,835)	(7,746)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,523)	(1,538)	(1,575)
Defined benefit pension plan net assets, net-of-tax	(898)	(882)	(1,236)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	956	484	303
Accumulated net (gain) loss on certain cash flow hedges (2)	11,886	9,886	9,058
Other	(83)	(92)	(274)
Common equity tier 1 capital	190,113	184,432	171,754
Qualifying preferred stock, net of issuance cost	28,396	28,396	29,134
Other	(4)	(3)	(16)
Tier 1 capital	218,505	212,825	200,872
Tier 2 capital instruments	17,045	17,845	20,734
Qualifying allowance for credit losses (3)	12,684	12,449	10,975
Other	(221)	(376)	(284)
Total capital under the Standardized approach	248,013	242,743	232,297
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(8,798)	(8,866)	(6,742)
Total capital under the Advanced approaches	$239,215	$233,877	$225,555

(1)June 30, 2023, March 31, 2023 and June 30, 2022 include 50 percent, 50 percent and 75 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2023			First Quarter 2023			Second Quarter 2022
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$359,042	$4,303	4.81%	$202,700	$1,999	4.00%	$178,313	$282	0.63%
Time deposits placed and other short-term investments	11,271	129	4.56	10,581	108	4.16	7,658	12	0.62
Federal funds sold and securities borrowed or purchased under agreements to resell	294,535	4,955	6.75	287,532	3,712	5.24	304,684	396	0.52
Trading account assets	187,420	2,091	4.47	183,657	2,040	4.50	147,442	1,241	3.37
Debt securities	771,355	4,717	2.44	851,177	5,485	2.58	945,927	4,067	1.72
Loans and leases (2)
Residential mortgage	228,758	1,704	2.98	229,275	1,684	2.94	228,529	1,571	2.75
Home equity	25,957	353	5.45	26,513	317	4.84	27,415	235	3.44
Credit card	94,431	2,505	10.64	91,775	2,426	10.72	81,024	1,954	9.68
Direct/Indirect and other consumer	104,915	1,274	4.87	105,657	1,186	4.55	108,639	696	2.57
Total consumer	454,061	5,836	5.15	453,220	5,613	5.00	445,607	4,456	4.01
U.S. commercial	379,027	4,786	5.06	376,852	4,471	4.81	363,978	2,525	2.78
Non-U.S. commercial	125,827	1,949	6.21	127,003	1,778	5.68	128,237	696	2.18
Commercial real estate	74,065	1,303	7.06	70,591	1,144	6.57	63,072	476	3.02
Commercial lease financing	13,628	149	4.38	13,686	147	4.33	13,992	104	2.95
Total commercial	592,547	8,187	5.54	588,132	7,540	5.20	569,279	3,801	2.68
Total loans and leases	1,046,608	14,023	5.37	1,041,352	13,153	5.11	1,014,886	8,257	3.26
Other earning assets	102,712	2,271	8.88	94,427	2,292	9.82	108,180	823	3.06
Total earning assets	2,772,943	32,489	4.70	2,671,426	28,789	4.36	2,707,090	15,078	2.23
Cash and due from banks	26,098			27,784			29,025
Other assets, less allowance for loan and lease losses	376,317			396,848			421,740
Total assets	$3,175,358			$3,096,058			$3,157,855
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$951,403	$3,565	1.50%	$975,085	$2,790	1.16%	$985,983	$189	0.08%
Time and savings deposits	230,008	1,452	2.53	196,984	919	1.89	156,824	42	0.11
Total U.S. interest-bearing deposits	1,181,411	5,017	1.70	1,172,069	3,709	1.28	1,142,807	231	0.08
Non-U.S. interest-bearing deposits	96,802	768	3.18	91,603	605	2.68	79,471	89	0.45
Total interest-bearing deposits	1,278,213	5,785	1.82	1,263,672	4,314	1.38	1,222,278	320	0.11
Federal funds purchased and securities loaned or sold under agreements to repurchase	322,728	5,807	7.22	256,015	3,551	5.63	214,777	454	0.85
Short-term borrowings and other interest-bearing liabilities	163,739	2,548	6.24	156,887	2,629	6.79	134,790	99	0.30
Trading account liabilities	44,944	472	4.22	43,953	504	4.65	54,005	370	2.74
Long-term debt	248,480	3,584	5.78	244,759	3,209	5.28	245,781	1,288	2.10
Total interest-bearing liabilities	2,058,104	18,196	3.55	1,965,286	14,207	2.93	1,871,631	2,531	0.54
Noninterest-bearing sources
Noninterest-bearing deposits	597,140			629,977			789,801
Other liabilities (3)	237,689			223,543			228,226
Shareholders’ equity	282,425			277,252			268,197
Total liabilities and shareholders’ equity	$3,175,358			$3,096,058			$3,157,855
Net interest spread			1.15%			1.43%			1.69%
Impact of noninterest-bearing sources			0.91			0.77			0.17
Net interest income/yield on earning assets (4)		$14,293	2.06%		$14,582	2.20%		$12,547	1.86%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $39.9 billion, $37.3 billion and $29.7 billion of structured notes and liabilities for the second and first quarters of 2023 and the second quarter of 2022, respectively.
(4)Net interest income includes FTE adjustments of $135 million, $134 million and $103 million for the second and first quarters of 2023 and the second quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$23,621	$1	$(1,469)	$22,153
Agency-collateralized mortgage obligations	2,033	—	(230)	1,803
Commercial	6,966	26	(511)	6,481
Non-agency residential	455	3	(59)	399
Total mortgage-backed securities	33,075	30	(2,269)	30,836
U.S. Treasury and government agencies	72,422	1	(1,065)	71,358
Non-U.S. securities	15,445	33	(70)	15,408
Other taxable securities	3,858	1	(86)	3,773
Tax-exempt securities	10,884	14	(268)	10,630
Total available-for-sale debt securities	135,684	79	(3,758)	132,005
Other debt securities carried at fair value (1)	10,008	122	(95)	10,035
Total debt securities carried at fair value	145,692	201	(3,853)	142,040
Held-to-maturity debt securities
Agency mortgage-backed securities	484,753	—	(85,005)	399,748
U.S. Treasury and government agencies	121,621	—	(19,788)	101,833
Other taxable securities	7,775	—	(1,005)	6,770
Total held-to-maturity debt securities	614,149	—	(105,798)	508,351
Total debt securities	$759,841	$201	$(109,651)	$650,391

	March 31, 2023
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$24,726	$5	$(1,479)	$23,252
Agency-collateralized mortgage obligations	2,235	—	(200)	2,035
Commercial	6,890	31	(481)	6,440
Non-agency residential	459	3	(55)	407
Total mortgage-backed securities	34,310	39	(2,215)	32,134
U.S. Treasury and government agencies	102,943	2	(1,438)	101,507
Non-U.S. securities	13,161	5	(46)	13,120
Other taxable securities	4,830	1	(85)	4,746
Tax-exempt securities	11,105	25	(227)	10,903
Total available-for-sale debt securities	166,349	72	(4,011)	162,410
Other debt securities carried at fair value (1)	10,081	63	(44)	10,100
Total debt securities carried at fair value	176,430	135	(4,055)	172,510
Held-to-maturity debt securities
Agency mortgage-backed securities	494,998	—	(80,664)	414,334
U.S. Treasury and government agencies	121,609	—	(17,511)	104,098
Other taxable securities	7,921	—	(901)	7,020
Total held-to-maturity debt securities	624,528	—	(99,076)	525,452
Total debt securities	$800,958	$135	$(103,131)	$697,962

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
FTE basis data (1)
Net interest income	$28,875	$24,225	$14,293	$14,582	$14,804	$13,871	$12,547
Total revenue, net of interest expense	51,724	46,125	25,332	26,392	24,655	24,608	22,791
Net interest yield	2.13%	1.77%	2.06%	2.20%	2.22%	2.06%	1.86%
Efficiency ratio	62.40	66.32	63.31	61.53	63.05	62.18	67.01

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $269 million and $209 million for the six months ended June 30, 2023 and 2022, $135 million and $134 million for the second and first quarters of 2023, and $123 million, $106 million and $103 million for the fourth, third and second quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,293	$8,437	$1,805	$3,690	$297	$64
Noninterest income
Fees and commissions:
Card income	1,546	1,341	12	200	19	(26)
Service charges	1,364	525	18	735	85	1
Investment and brokerage services	3,839	76	3,251	14	499	(1)
Investment banking fees	1,212	—	40	718	503	(49)
Total fees and commissions	7,961	1,942	3,321	1,667	1,106	(75)
Market making and similar activities	3,697	5	32	69	3,409	182
Other income (loss)	(619)	140	84	1,036	59	(1,938)
Total noninterest income (loss)	11,039	2,087	3,437	2,772	4,574	(1,831)
Total revenue, net of interest expense	25,332	10,524	5,242	6,462	4,871	(1,767)
Provision for credit losses	1,125	1,267	13	9	(4)	(160)
Noninterest expense	16,038	5,453	3,925	2,819	3,349	492
Income (loss) before income taxes	8,169	3,804	1,304	3,634	1,526	(2,099)
Income tax expense (benefit)	761	951	326	981	420	(1,917)
Net income (loss)	$7,408	$2,853	$978	$2,653	$1,106	$(182)

Average
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745
Total assets (1)	3,175,358	1,085,469	340,105	595,585	877,471	276,728
Total deposits	1,875,353	1,006,337	295,380	497,533	33,222	42,881
Quarter end
Total loans and leases	$1,051,224	$309,735	$219,208	$381,609	$131,128	$9,544
Total assets (1)	3,122,633	1,084,512	338,184	586,397	851,206	262,334
Total deposits	1,877,209	1,004,482	292,526	492,734	33,049	54,418

	First Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,582	$8,593	$1,876	$3,907	$109	$97
Noninterest income
Fees and commissions:
Card income	1,469	1,274	12	190	16	(23)
Service charges	1,410	599	19	714	78	—
Investment and brokerage services	3,852	74	3,238	9	533	(2)
Investment banking fees	1,163	—	39	668	469	(13)
Total fees and commissions	7,894	1,947	3,308	1,581	1,096	(38)
Market making and similar activities	4,712	5	34	45	4,398	230
Other income (loss)	(796)	161	97	670	23	(1,747)
Total noninterest income (loss)	11,810	2,113	3,439	2,296	5,517	(1,555)
Total revenue, net of interest expense	26,392	10,706	5,315	6,203	5,626	(1,458)
Provision for credit losses	931	1,089	25	(237)	(53)	107
Noninterest expense	16,238	5,473	4,067	2,940	3,351	407
Income (loss) before income taxes	9,223	4,144	1,223	3,500	2,328	(1,972)
Income tax expense (benefit)	1,062	1,036	306	945	640	(1,865)
Net income (loss)	$8,161	$3,108	$917	$2,555	$1,688	$(107)

Average
Total loans and leases	$1,041,352	$303,772	$221,448	$381,009	$125,046	$10,077
Total assets (1)	3,096,058	1,105,245	359,164	588,886	870,038	172,725
Total deposits	1,893,649	1,026,242	314,019	492,577	36,109	24,702
Quarter end
Total loans and leases	$1,046,406	$304,480	$217,804	$383,491	$130,804	$9,827
Total assets (1)	3,194,657	1,124,438	349,888	591,231	861,477	267,623
Total deposits	1,910,402	1,044,768	301,471	495,949	33,624	34,590

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,547	$7,087	$1,802	$2,634	$981	$43
Noninterest income
Fees and commissions:
Card income	1,555	1,320	17	196	17	5
Service charges	1,717	679	19	933	83	3
Investment and brokerage services	4,091	76	3,486	13	518	(2)
Investment banking fees	1,128	—	41	692	461	(66)
Total fees and commissions	8,491	2,075	3,563	1,834	1,079	(60)
Market making and similar activities	2,717	2	23	80	2,657	(45)
Other income (loss)	(964)	(28)	45	458	(215)	(1,224)
Total noninterest income (loss)	10,244	2,049	3,631	2,372	3,521	(1,329)
Total revenue, net of interest expense	22,791	9,136	5,433	5,006	4,502	(1,286)
Provision for credit losses	523	350	33	157	8	(25)
Noninterest expense	15,273	4,959	3,875	2,799	3,109	531
Income (loss) before income taxes	6,995	3,827	1,525	2,050	1,385	(1,792)
Income tax expense (benefit)	748	938	374	543	367	(1,474)
Net income (loss)	$6,247	$2,889	$1,151	$1,507	$1,018	$(318)

Average
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391
Total assets (1)	3,157,855	1,154,773	409,472	601,945	866,742	124,923
Total deposits	2,012,079	1,078,020	363,943	509,261	41,192	19,663
Quarter end
Total loans and leases	$1,030,766	$294,570	$221,705	$385,376	$118,290	$10,825
Total assets (1)	3,111,606	1,154,366	393,948	591,490	835,129	136,673
Total deposits	1,984,349	1,077,215	347,991	499,714	40,055	19,374

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$28,875	$17,030	$3,681	$7,597	$406	$161
Noninterest income
Fees and commissions:
Card income	3,015	2,615	24	390	35	(49)
Service charges	2,774	1,124	37	1,449	163	1
Investment and brokerage services	7,691	150	6,489	23	1,032	(3)
Investment banking fees	2,375	—	79	1,386	972	(62)
Total fees and commissions	15,855	3,889	6,629	3,248	2,202	(113)
Market making and similar activities	8,409	10	66	114	7,807	412
Other income (loss)	(1,415)	301	181	1,706	82	(3,685)
Total noninterest income (loss)	22,849	4,200	6,876	5,068	10,091	(3,386)
Total revenue, net of interest expense	51,724	21,230	10,557	12,665	10,497	(3,225)
Provision for credit losses	2,056	2,356	38	(228)	(57)	(53)
Noninterest expense	32,276	10,926	7,992	5,759	6,700	899
Income (loss) before income taxes	17,392	7,948	2,527	7,134	3,854	(4,071)
Income tax expense (benefit)	1,823	1,987	632	1,926	1,060	(3,782)
Net income (loss)	$15,569	$5,961	$1,895	$5,208	$2,794	$(289)

Average
Total loans and leases	$1,043,994	$305,225	$220,018	$382,039	$126,802	$9,910
Total assets (1)	3,135,879	1,095,302	349,582	592,254	873,727	225,014
Total deposits	1,884,451	1,016,234	304,648	495,069	34,658	33,842
Period end
Total loans and leases	$1,051,224	$309,735	$219,208	$381,609	$131,128	$9,544
Total assets (1)	3,122,633	1,084,512	338,184	586,397	851,206	262,334
Total deposits	1,877,209	1,004,482	292,526	492,734	33,049	54,418

	Six Months Ended June 30, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$24,225	$13,767	$3,470	$4,978	$1,974	$36
Noninterest income
Fees and commissions:
Card income	2,958	2,505	35	372	31	15
Service charges	3,550	1,523	38	1,819	165	5
Investment and brokerage services	8,383	159	7,140	25	1,063	(4)
Investment banking fees	2,585	—	107	1,572	1,043	(137)
Total fees and commissions	17,476	4,187	7,320	3,788	2,302	(121)
Market making and similar activities	5,955	2	36	129	5,847	(59)
Other income (loss)	(1,531)	(7)	83	1,305	(329)	(2,583)
Total noninterest income (loss)	21,900	4,182	7,439	5,222	7,820	(2,763)
Total revenue, net of interest expense	46,125	17,949	10,909	10,200	9,794	(2,727)
Provision for credit losses	553	298	(8)	322	13	(72)
Noninterest expense	30,592	9,880	7,890	5,482	6,226	1,114
Income (loss) before income taxes	14,980	7,771	3,027	4,396	3,555	(3,769)
Income tax expense (benefit)	1,666	1,904	742	1,165	942	(3,087)
Net income (loss)	$13,314	$5,867	$2,285	$3,231	$2,613	$(682)

Average
Total loans and leases	$996,442	$286,846	$215,130	$368,078	$111,492	$14,896
Total assets (1)	3,182,640	1,143,947	420,196	616,156	862,753	139,588
Total deposits	2,028,852	1,067,120	374,365	524,502	42,784	20,081
Period end
Total loans and leases	$1,030,766	$294,570	$221,705	$385,376	$118,290	$10,825
Total assets (1)	3,111,606	1,154,366	393,948	591,490	835,129	136,673
Total deposits	1,984,349	1,077,215	347,991	499,714	40,055	19,374

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income	$17,030	$13,767	$8,437	$8,593	$8,494	$7,784	$7,087
Noninterest income:
Card income	2,615	2,505	1,341	1,274	1,333	1,331	1,320
Service charges	1,124	1,523	525	599	586	597	679
All other income	461	154	221	240	369	192	50
Total noninterest income	4,200	4,182	2,087	2,113	2,288	2,120	2,049
Total revenue, net of interest expense	21,230	17,949	10,524	10,706	10,782	9,904	9,136

Provision for credit losses	2,356	298	1,267	1,089	944	738	350

Noninterest expense	10,926	9,880	5,453	5,473	5,100	5,097	4,959
Income before income taxes	7,948	7,771	3,804	4,144	4,738	4,069	3,827
Income tax expense	1,987	1,904	951	1,036	1,161	997	938
Net income	$5,961	$5,867	$2,853	$3,108	$3,577	$3,072	$2,889

Net interest yield	3.25%	2.52%	3.24%	3.27%	3.11%	2.79%	2.55%
Return on average allocated capital (1)	29	30	27	30	35	30	29
Efficiency ratio	51.46	55.04	51.81	51.12	47.29	51.47	54.28

Balance Sheet
Average
Total loans and leases	$305,225	$286,846	$306,662	$303,772	$300,360	$295,231	$289,595
Total earning assets (2)	1,055,419	1,103,707	1,045,743	1,065,202	1,083,850	1,106,513	1,114,552
Total assets (2)	1,095,302	1,143,947	1,085,469	1,105,245	1,123,813	1,145,846	1,154,773
Total deposits	1,016,234	1,067,120	1,006,337	1,026,242	1,047,058	1,069,093	1,078,020
Allocated capital (1)	42,000	40,000	42,000	42,000	40,000	40,000	40,000

Period end
Total loans and leases	$309,735	$294,570	$309,735	$304,480	$304,761	$297,825	$294,570
Total earning assets (2)	1,043,228	1,114,524	1,043,228	1,081,780	1,085,079	1,110,524	1,114,524
Total assets (2)	1,084,512	1,154,366	1,084,512	1,124,438	1,126,453	1,149,918	1,154,366
Total deposits	1,004,482	1,077,215	1,004,482	1,044,768	1,048,799	1,072,580	1,077,215

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Average deposit balances
Checking	$578,337	$599,915	$575,792	$580,910	$588,668	$599,099	$606,331
Savings	67,228	72,856	66,142	68,327	69,790	71,933	73,295
MMS	328,822	358,846	317,942	339,823	356,015	365,271	362,798
CDs and IRAs	37,797	30,238	42,445	33,098	28,619	28,731	29,796
Other	4,050	5,265	4,016	4,084	3,966	4,059	5,800
Total average deposit balances	$1,016,234	$1,067,120	$1,006,337	$1,026,242	$1,047,058	$1,069,093	$1,078,020

Deposit spreads (excludes noninterest costs)
Checking	2.26%	1.92%	2.30%	2.22%	2.09%	1.98%	1.93%
Savings	2.59	2.19	2.65	2.53	2.33	2.19	2.19
MMS	3.13	1.26	3.28	2.99	2.25	1.64	1.29
CDs and IRAs	3.10	0.72	2.96	3.27	2.91	1.85	0.98
Other	4.58	0.76	4.80	4.37	3.35	2.04	1.04
Total deposit spreads	2.60	1.68	2.67	2.54	2.19	1.88	1.70

Consumer investment assets	$386,761	$315,243	$386,761	$354,892	$319,648	$302,413	$315,243

Active digital banking users (in thousands) (1)	45,713	42,690	45,713	44,962	44,054	43,496	42,690
Active mobile banking users (in thousands) (2)	37,329	34,167	37,329	36,322	35,452	34,922	34,167
Financial centers	3,887	3,984	3,887	3,892	3,913	3,932	3,984
ATMs	15,335	15,730	15,335	15,407	15,528	15,572	15,730

Total credit card (3)
Loans
Average credit card outstandings	$93,110	$79,724	$94,431	$91,775	$89,575	$85,009	$81,024
Ending credit card outstandings	97,009	84,010	97,009	92,469	93,421	87,296	84,010
Credit quality
Net charge-offs	$1,111	$620	$610	$501	$386	$328	$323
	2.41%	1.57%	2.60%	2.21%	1.71%	1.53%	1.60%
30+ delinquency	$1,810	$1,008	$1,810	$1,674	$1,505	$1,202	$1,008
	1.87%	1.20%	1.87%	1.81%	1.61%	1.38%	1.20%
90+ delinquency	$897	$493	$897	$828	$717	$547	$493
	0.92%	0.59%	0.92%	0.90%	0.77%	0.63%	0.59%
Other total credit card indicators (3)
Gross interest yield	11.75%	9.83%	11.66%	11.85%	11.18%	10.71%	9.76%
Risk-adjusted margin	8.25	10.17	7.83	8.69	9.87	10.07	9.95
New accounts (in thousands)	2,324	2,045	1,137	1,187	1,096	1,256	1,068
Purchase volumes	$178,647	$172,724	$93,103	$85,544	$92,800	$91,064	$91,810

Debit card data
Purchase volumes	$257,338	$246,291	$132,962	$124,376	$130,157	$127,135	$128,707

Loan production (4)
Consumer Banking:
First mortgage	$4,845	$14,667	$2,889	$1,956	$2,286	$4,028	$6,551
Home equity	4,354	3,876	2,171	2,183	2,113	1,999	2,151
Total (5):
First mortgage	$9,877	$30,824	$5,940	$3,937	$5,217	$8,724	$14,471
Home equity	5,138	4,575	2,542	2,596	2,596	2,420	2,535

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2023			First Quarter 2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,437	$5,733	$2,704	$8,593	$5,816	$2,777
Noninterest income:
Card income	1,341	(10)	1,351	1,274	(10)	1,284
Service charges	525	524	1	599	598	1
All other income	221	177	44	240	197	43
Total noninterest income	2,087	691	1,396	2,113	785	1,328
Total revenue, net of interest expense	10,524	6,424	4,100	10,706	6,601	4,105

Provision for credit losses	1,267	103	1,164	1,089	183	906

Noninterest expense	5,453	3,428	2,025	5,473	3,415	2,058
Income before income taxes	3,804	2,893	911	4,144	3,003	1,141
Income tax expense	951	723	228	1,036	751	285
Net income	$2,853	$2,170	$683	$3,108	$2,252	$856

Net interest yield	3.24%	2.29%	3.58%	3.27%	2.31%	3.76%
Return on average allocated capital (1)	27	64	10	30	67	12
Efficiency ratio	51.81	53.33	49.43	51.12	51.76	50.10

Balance Sheet
Average
Total loans and leases	$306,662	$4,078	$302,584	$303,772	$4,119	$299,653
Total earning assets (2)	1,045,743	1,002,528	302,944	1,065,202	1,022,445	299,794
Total assets (2)	1,085,469	1,035,969	309,228	1,105,245	1,056,007	306,275
Total deposits	1,006,337	1,001,307	5,030	1,026,242	1,021,374	4,868
Allocated capital (1)	42,000	13,700	28,300	42,000	13,700	28,300

Period end
Total loans and leases	$309,735	$4,122	$305,613	$304,480	$4,065	$300,415
Total earning assets (2)	1,043,228	999,281	306,121	1,081,780	1,038,545	300,595
Total assets (2)	1,084,512	1,034,405	312,281	1,124,438	1,074,571	307,227
Total deposits	1,004,482	999,262	5,220	1,044,768	1,039,744	5,024

				Second Quarter 2022
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,087	$4,477	$2,610
Noninterest income:
Card income				1,320	(9)	1,329
Service charges				679	678	1
All other income				50	55	(5)
Total noninterest income				2,049	724	1,325
Total revenue, net of interest expense				9,136	5,201	3,935

Provision for credit losses				350	142	208

Noninterest expense				4,959	3,055	1,904
Income before income taxes				3,827	2,004	1,823
Income tax expense				938	491	447
Net income				$2,889	$1,513	$1,376

Net interest yield				2.55%	1.67%	3.64%
Return on average allocated capital (1)				29	47	20
Efficiency ratio				54.28	58.74	48.38

Balance Sheet
Average
Total loans and leases				$289,595	$4,147	$285,448
Total earning assets (2)				1,114,552	1,072,773	287,512
Total assets (2)				1,154,773	1,106,098	294,407
Total deposits				1,078,020	1,072,166	5,854
Allocated capital (1)				40,000	13,000	27,000

Period end
Total loans and leases				$294,570	$4,123	$290,447
Total earning assets (2)				1,114,524	1,072,291	292,657
Total assets (2)				1,154,366	1,104,991	299,799
Total deposits				1,077,215	1,071,089	6,126

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2023			2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$17,030	$11,549	$5,481	$13,767	$8,529	$5,238
Noninterest income:
Card income	2,615	(20)	2,635	2,505	(17)	2,522
Service charges	1,124	1,122	2	1,523	1,521	2
All other income	461	374	87	154	123	31
Total noninterest income	4,200	1,476	2,724	4,182	1,627	2,555
Total revenue, net of interest expense	21,230	13,025	8,205	17,949	10,156	7,793

Provision for credit losses	2,356	286	2,070	298	215	83

Noninterest expense	10,926	6,843	4,083	9,880	6,063	3,817
Income before income taxes	7,948	5,896	2,052	7,771	3,878	3,893
Income tax expense	1,987	1,474	513	1,904	950	954
Net income	$5,961	$4,422	$1,539	$5,867	$2,928	$2,939

Net interest yield	3.25%	2.30%	3.67%	2.52%	1.62%	3.71%
Return on average allocated capital (1)	29	65	11	30	45	22
Efficiency ratio	51.46	52.53	49.77	55.04	59.70	48.97

Balance Sheet
Average
Total loans and leases	$305,225	$4,099	$301,126	$286,846	$4,180	$282,666
Total earning assets (2)	1,055,419	1,012,432	301,378	1,103,707	1,061,693	284,400
Total assets (2)	1,095,302	1,045,933	307,760	1,143,947	1,095,281	291,052
Total deposits	1,016,234	1,011,285	4,949	1,067,120	1,061,267	5,853
Allocated capital (1)	42,000	13,700	28,300	40,000	13,000	27,000

Period end
Total loans and leases	$309,735	$4,122	$305,613	$294,570	$4,123	$290,447
Total earning assets (2)	1,043,228	999,281	306,121	1,114,524	1,072,291	292,657
Total assets (2)	1,084,512	1,034,405	312,281	1,154,366	1,104,991	299,799
Total deposits	1,004,482	999,262	5,220	1,077,215	1,071,089	6,126

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income	$3,681	$3,470	$1,805	$1,876	$2,015	$1,981	$1,802
Noninterest income:
Investment and brokerage services	6,489	7,140	3,251	3,238	3,166	3,255	3,486
All other income	387	299	186	201	229	193	145
Total noninterest income	6,876	7,439	3,437	3,439	3,395	3,448	3,631
Total revenue, net of interest expense	10,557	10,909	5,242	5,315	5,410	5,429	5,433

Provision for credit losses	38	(8)	13	25	37	37	33

Noninterest expense	7,992	7,890	3,925	4,067	3,784	3,816	3,875
Income before income taxes	2,527	3,027	1,304	1,223	1,589	1,576	1,525
Income tax expense	632	742	326	306	389	386	374
Net income	$1,895	$2,285	$978	$917	$1,200	$1,190	$1,151

Net interest yield	2.20%	1.72%	2.21%	2.20%	2.29%	2.12%	1.82%
Return on average allocated capital (1)	21	26	21	20	27	27	26
Efficiency ratio	75.70	72.33	74.86	76.53	69.96	70.28	71.34

Balance Sheet
Average
Total loans and leases	$220,018	$215,130	$218,604	$221,448	$225,094	$223,734	$219,277
Total earning assets (2)	336,671	407,369	327,066	346,384	348,718	370,733	396,611
Total assets (2)	349,582	420,196	340,105	359,164	361,592	383,468	409,472
Total deposits	304,648	374,365	295,380	314,019	317,849	339,487	363,943
Allocated capital (1)	18,500	17,500	18,500	18,500	17,500	17,500	17,500

Period end
Total loans and leases	$219,208	$221,705	$219,208	$217,804	$223,910	$224,858	$221,705
Total earning assets (2)	324,820	380,771	324,820	336,560	355,461	357,434	380,771
Total assets (2)	338,184	393,948	338,184	349,888	368,893	370,790	393,948
Total deposits	292,526	347,991	292,526	301,471	323,899	324,859	347,991

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Revenue by Business
Merrill Wealth Management	$8,737	$9,125	$4,340	$4,397	$4,486	$4,524	$4,536
Bank of America Private Bank	1,820	1,784	902	918	924	905	897
Total revenue, net of interest expense	$10,557	$10,909	$5,242	$5,315	$5,410	$5,429	$5,433

Client Balances by Business, at period end
Merrill Wealth Management	$3,057,680	$2,819,998	$3,057,680	$2,952,681	$2,822,910	$2,710,985	$2,819,998
Bank of America Private Bank	577,514	547,116	577,514	568,925	563,931	537,771	547,116
Total client balances	$3,635,194	$3,367,114	$3,635,194	$3,521,606	$3,386,841	$3,248,756	$3,367,114

Client Balances by Type, at period end
Assets under management (1)	$1,531,042	$1,411,344	$1,531,042	$1,467,242	$1,401,474	$1,329,557	$1,411,344
Brokerage and other assets	1,628,294	1,437,562	1,628,294	1,571,409	1,482,025	1,413,946	1,437,562
Deposits	292,526	347,991	292,526	301,471	323,899	324,859	347,991
Loans and leases (2)	222,280	224,847	222,280	220,633	226,973	228,129	224,847
Less: Managed deposits in assets under management	(38,948)	(54,630)	(38,948)	(39,149)	(47,530)	(47,735)	(54,630)
Total client balances	$3,635,194	$3,367,114	$3,635,194	$3,521,606	$3,386,841	$3,248,756	$3,367,114

Assets Under Management Rollforward
Assets under management, beginning balance	$1,401,474	$1,638,782	$1,467,242	$1,401,474	$1,329,557	$1,411,344	$1,571,605
Net client flows	29,558	16,570	14,296	15,262	105	4,110	1,033
Market valuation/other	100,010	(244,008)	49,504	50,506	71,812	(85,897)	(161,294)
Total assets under management, ending balance	$1,531,042	$1,411,344	$1,531,042	$1,467,242	$1,401,474	$1,329,557	$1,411,344

Advisors, at period end
Total wealth advisors (3)	19,099	18,449	19,099	19,243	19,273	18,841	18,449

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income	$7,597	$4,978	$3,690	$3,907	$3,880	$3,326	$2,634
Noninterest income:
Service charges	1,449	1,819	735	714	703	771	933
Investment banking fees	1,386	1,572	718	668	706	726	692
All other income	2,233	1,831	1,319	914	1,149	768	747
Total noninterest income	5,068	5,222	2,772	2,296	2,558	2,265	2,372
Total revenue, net of interest expense	12,665	10,200	6,462	6,203	6,438	5,591	5,006

Provision for credit losses	(228)	322	9	(237)	149	170	157

Noninterest expense	5,759	5,482	2,819	2,940	2,833	2,651	2,799
Income before income taxes	7,134	4,396	3,634	3,500	3,456	2,770	2,050
Income tax expense	1,926	1,165	981	945	916	734	543
Net income	$5,208	$3,231	$2,653	$2,555	$2,540	$2,036	$1,507

Net interest yield	2.92%	1.82%	2.80%	3.03%	2.90%	2.53%	1.97%
Return on average allocated capital (1)	21	15	22	21	23	18	14
Efficiency ratio	45.46	53.74	43.59	47.41	44.03	47.41	55.90

Balance Sheet
Average
Total loans and leases	$382,039	$368,078	$383,058	$381,009	$380,385	$384,305	$377,248
Total earning assets (2)	525,181	551,894	527,959	522,374	531,206	521,555	537,660
Total assets (2)	592,254	616,156	595,585	588,886	595,525	585,683	601,945
Total deposits	495,069	524,502	497,533	492,577	503,472	495,154	509,261
Allocated capital (1)	49,250	44,500	49,250	49,250	44,500	44,500	44,500

Period end
Total loans and leases	$381,609	$385,376	$381,609	$383,491	$379,107	$377,711	$385,376
Total earning assets (2)	518,547	526,879	518,547	524,299	522,539	511,494	526,879
Total assets (2)	586,397	591,490	586,397	591,231	588,466	575,442	591,490
Total deposits	492,734	499,714	492,734	495,949	498,661	484,309	499,714

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Investment Banking fees (1)
Advisory (2)	$646	$800	$333	$313	$446	$397	$361
Debt issuance	553	642	263	290	184	273	283
Equity issuance	187	130	122	65	76	56	48
Total Investment Banking fees (3)	$1,386	$1,572	$718	$668	$706	$726	$692

Business Lending
Corporate	$2,393	$2,006	$1,359	$1,034	$1,417	$902	$946
Commercial	2,503	2,017	1,270	1,233	1,188	1,111	1,024
Business Banking	130	120	63	67	65	66	62
Total Business Lending revenue	$5,026	$4,143	$2,692	$2,334	$2,670	$2,079	$2,032

Global Transaction Services
Corporate	$3,032	$2,087	$1,483	$1,549	$1,546	$1,369	$1,138
Commercial	2,174	1,869	1,045	1,129	1,185	1,112	973
Business Banking	782	513	395	387	378	322	270
Total Global Transaction Services revenue	$5,988	$4,469	$2,923	$3,065	$3,109	$2,803	$2,381

Average deposit balances
Interest-bearing	$273,188	$149,705	$289,187	$257,012	$225,671	$171,203	$142,366
Noninterest-bearing	221,881	374,797	208,346	235,565	277,801	323,951	366,895
Total average deposits	$495,069	$524,502	$497,533	$492,577	$503,472	$495,154	$509,261

Loan spread	1.53%	1.51%	1.52%	1.55%	1.52%	1.51%	1.49%

Provision for credit losses	$(228)	$322	$9	$(237)	$149	$170	$157

Credit quality (4, 5)
Reservable criticized utilized exposure	$19,714	$15,999	$19,714	$18,104	$17,519	$15,809	$15,999
	4.89%	3.92%	4.89%	4.46%	4.37%	3.95%	3.92%

Nonperforming loans, leases and foreclosed properties	$1,248	$1,126	$1,248	$1,023	$923	$1,057	$1,126
	0.33%	0.29%	0.33%	0.27%	0.25%	0.28%	0.29%

Average loans and leases by product
U.S. commercial	$229,836	$218,733	$230,111	$229,558	$230,591	$233,027	$225,820
Non-U.S. commercial	81,977	83,452	81,546	82,412	82,222	84,287	86,092
Commercial real estate	56,241	51,185	57,449	55,019	54,104	53,042	50,973
Commercial lease financing	13,984	14,706	13,951	14,019	13,467	13,948	14,362
Other	1	2	1	1	1	1	1
Total average loans and leases	$382,039	$368,078	$383,058	$381,009	$380,385	$384,305	$377,248

Total Corporation Investment Banking fees
Advisory (2)	$738	$865	$375	$363	$486	$432	$392
Debt issuance	1,244	1,493	600	644	414	616	662
Equity issuance	455	364	287	168	189	156	139
Total investment banking fees including self-led deals	2,437	2,722	1,262	1,175	1,089	1,204	1,193
Self-led deals	(62)	(137)	(50)	(12)	(18)	(37)	(65)
Total Investment Banking fees	$2,375	$2,585	$1,212	$1,163	$1,071	$1,167	$1,128

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income	$406	$1,974	$297	$109	$371	$743	$981
Noninterest income:
Investment and brokerage services	1,032	1,063	499	533	482	457	518
Investment banking fees	972	1,043	503	469	347	430	461
Market making and similar activities	7,807	5,847	3,409	4,398	2,685	2,874	2,657
All other income	280	(133)	163	117	(24)	(21)	(115)
Total noninterest income	10,091	7,820	4,574	5,517	3,490	3,740	3,521
Total revenue, net of interest expense (1)	10,497	9,794	4,871	5,626	3,861	4,483	4,502

Provision for credit losses	(57)	13	(4)	(53)	4	11	8

Noninterest expense	6,700	6,226	3,349	3,351	3,171	3,023	3,109
Income before income taxes	3,854	3,555	1,526	2,328	686	1,449	1,385
Income tax expense	1,060	942	420	640	182	384	367
Net income	$2,794	$2,613	$1,106	$1,688	$504	$1,065	$1,018

Return on average allocated capital (2)	12%	12%	10%	15%	5%	10%	10%
Efficiency ratio	63.82	63.57	68.74	59.56	82.14	67.42	69.07

Balance Sheet
Average
Total trading-related assets	$623,566	$601,172	$621,125	$626,035	$608,493	$592,391	$606,135
Total loans and leases	126,802	111,492	128,539	125,046	123,022	120,435	114,375
Total earning assets	643,024	604,846	657,947	627,935	610,045	591,883	598,832
Total assets	873,727	862,753	877,471	870,038	857,319	847,899	866,742
Total deposits	34,658	42,784	33,222	36,109	37,219	38,820	41,192
Allocated capital (2)	45,500	42,500	45,500	45,500	42,500	42,500	42,500

Period end
Total trading-related assets	$599,787	$577,309	$599,787	$599,841	$564,769	$592,938	$577,309
Total loans and leases	131,128	118,290	131,128	130,804	127,735	121,721	118,290
Total earning assets	641,016	571,921	641,016	632,873	587,772	595,988	571,921
Total assets	851,206	835,129	851,206	861,477	812,489	848,752	835,129
Total deposits	33,049	40,055	33,049	33,624	39,077	37,318	40,055

Trading-related assets (average)
Trading account securities	$328,529	$298,220	$317,928	$339,248	$309,217	$308,514	$295,190
Reverse repurchases	133,155	134,999	139,480	126,760	122,753	112,828	131,456
Securities borrowed	118,392	116,847	120,481	116,280	119,334	114,032	119,200
Derivative assets	43,490	51,106	43,236	43,747	57,189	57,017	60,289
Total trading-related assets	$623,566	$601,172	$621,125	$626,035	$608,493	$592,391	$606,135

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$6,107	$5,208	$2,667	$3,440	$2,157	$2,552	$2,500
Equities	3,245	3,664	1,618	1,627	1,368	1,540	1,653
Total sales and trading revenue	$9,352	$8,872	$4,285	$5,067	$3,525	$4,092	$4,153

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$6,193	$4,988	$2,764	$3,429	$2,343	$2,567	$2,340
Equities	3,247	3,657	1,623	1,624	1,375	1,539	1,655
Total sales and trading revenue, excluding net debit valuation adjustment	$9,440	$8,645	$4,387	$5,053	$3,718	$4,106	$3,995

Sales and trading revenue breakdown
Net interest income	$63	$1,762	$137	$(74)	$188	$586	$851
Commissions	1,021	1,035	492	529	476	444	504
Trading	7,805	5,846	3,407	4,398	2,684	2,873	2,656
Other	463	229	249	214	177	189	142
Total sales and trading revenue	$9,352	$8,872	$4,285	$5,067	$3,525	$4,092	$4,153

(1)    Includes Global Banking sales and trading revenue of $331 million and $498 million for the six months ended June 30, 2023 and 2022, and $154 million and $177 million for the second and first quarters of 2023, and $262 million, $287 million and $319 million for the fourth, third and second quarters of 2022, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(88) million and $227 million for the six months ended June 30, 2023 and 2022, and $(102) million, $14 million, $(193) million, $(14) million and $158 million for the second and first quarters of 2023 and the fourth, third and second quarters of 2022, respectively. FICC net DVA gains (losses) were $(86) million and $220 million for the six months ended June 30, 2023 and 2022, and $(97) million, $11 million, $(186) million, $(15) million and $160 million for the second and first quarters of 2023 and the fourth, third and second quarters of 2022, respectively. Equities net DVA gains (losses) were $(2) million and $7 million for the six months ended June 30, 2023 and 2022, and $(5) million, $3 million, $(7) million, $1 million and $(2) million for the second and first quarters of 2023 and the fourth, third and second quarters of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022
Net interest income	$161	$36	$64	$97	$44	$37	$43
Noninterest income (loss)	(3,386)	(2,763)	(1,831)	(1,555)	(1,880)	(836)	(1,329)
Total revenue, net of interest expense	(3,225)	(2,727)	(1,767)	(1,458)	(1,836)	(799)	(1,286)

Provision for credit losses	(53)	(72)	(160)	107	(42)	(58)	(25)

Noninterest expense	899	1,114	492	407	655	716	531
Loss before income taxes	(4,071)	(3,769)	(2,099)	(1,972)	(2,449)	(1,457)	(1,792)
Income tax expense (benefit)	(3,782)	(3,087)	(1,917)	(1,865)	(1,760)	(1,176)	(1,474)
Net income (loss)	$(289)	$(682)	$(182)	$(107)	$(689)	$(281)	$(318)

Balance Sheet
Average
Total loans and leases	$9,910	$14,896	$9,745	$10,077	$10,386	$10,629	$14,391
Total assets (2)	225,014	139,588	276,728	172,725	136,040	142,650	124,923
Total deposits	33,842	20,081	42,881	24,702	19,946	20,221	19,663

Period end
Total loans and leases	$9,544	$10,825	$9,544	$9,827	$10,234	$10,351	$10,825
Total assets (3)	262,334	136,673	262,334	267,623	155,074	128,051	136,673
Total deposits	54,418	19,374	54,418	34,590	19,905	19,031	19,374

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $995.1 billion and $1.2 trillion for the six months ended June 30, 2023 and 2022, $977.8 billion and $1.0 trillion for the second and first quarters of 2023, and $1.0 trillion, $1.1 trillion and $1.1 trillion for the fourth, third and second quarters of 2022, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $963.6 billion, $1.0 trillion, $1.0 trillion, $1.1 trillion and $1.1 trillion at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2023	March 31 2023	June 30 2022
Consumer
Residential mortgage	$228,915	$228,827	$227,970
Home equity	25,536	25,868	27,120
Credit card	97,009	92,469	84,010
Direct/Indirect consumer (1)	104,412	104,540	108,826
Other consumer (2)	132	120	195
Total consumer loans excluding loans accounted for under the fair value option	456,004	451,824	448,121
Consumer loans accounted for under the fair value option (3)	266	334	377
Total consumer	456,270	452,158	448,498

Commercial
U.S. commercial	360,796	360,655	355,731
Non-U.S. commercial	123,518	124,827	125,796
Commercial real estate (4)	74,290	73,051	64,253
Commercial lease financing	13,493	13,448	13,612
	572,097	571,981	559,392
U.S. small business commercial (5)	18,796	18,204	17,757
Total commercial loans excluding loans accounted for under the fair value option	590,893	590,185	577,149
Commercial loans accounted for under the fair value option (3)	4,061	4,063	5,119
Total commercial	594,954	594,248	582,268
Total loans and leases	$1,051,224	$1,046,406	$1,030,766

(1)Includes primarily auto and specialty lending loans and leases of $53.3 billion, $52.7 billion and $50.8 billion, U.S. securities-based lending loans of $47.3 billion, $48.1 billion and $54.0 billion and non-U.S. consumer loans of $2.9 billion, $2.8 billion and $3.0 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $69 million, $72 million and $79 million and home equity loans of $197 million, $262 million and $298 million at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.3 billion, $2.2 billion and $2.9 billion and non-U.S. commercial loans of $1.8 billion, $1.9 billion and $2.2 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(4)Includes U.S. commercial real estate loans of $68.1 billion, $67.2 billion and $60.1 billion and non-U.S. commercial real estate loans of $6.2 billion, $5.8 billion and $4.1 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,758	$117,141	$104,024	$1	$—	$7,592
Home equity	25,957	21,221	2,376	—	187	2,173
Credit card	94,431	91,252	3,180	—	—	(1)
Direct/Indirect and other consumer	104,915	53,431	51,481	—	—	3
Total consumer	454,061	283,045	161,061	1	187	9,767

Commercial
U.S. commercial	379,027	23,607	49,591	230,111	75,535	183
Non-U.S. commercial	125,827	—	928	81,546	43,236	117
Commercial real estate	74,065	10	7,024	57,449	9,581	1
Commercial lease financing	13,628	—	—	13,951	—	(323)
Total commercial	592,547	23,617	57,543	383,057	128,352	(22)
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745

	First Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,275	$117,747	$103,700	$1	$—	$7,827
Home equity	26,513	21,571	2,444	—	200	2,298
Credit card	91,775	88,731	3,045	—	—	(1)
Direct/Indirect and other consumer	105,657	52,728	52,927	—	—	2
Total consumer	453,220	280,777	162,116	1	200	10,126

Commercial
U.S. commercial	376,852	22,985	52,067	229,558	72,074	168
Non-U.S. commercial	127,003	—	999	82,412	43,478	114
Commercial real estate	70,591	10	6,266	55,019	9,294	2
Commercial lease financing	13,686	—	—	14,019	—	(333)
Total commercial	588,132	22,995	59,332	381,008	124,846	(49)
Total loans and leases	$1,041,352	$303,772	$221,448	$381,009	$125,046	$10,077

	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,529	$117,355	$99,615	$1	$—	$11,558
Home equity	27,415	21,835	2,433	—	231	2,916
Credit card	81,024	78,174	2,850	—	—	—
Direct/Indirect and other consumer	108,639	50,498	58,138	—	—	3
Total consumer	445,607	267,862	163,036	1	231	14,477

Commercial
U.S. commercial	363,978	21,722	50,334	225,820	65,897	205
Non-U.S. commercial	128,237	—	1,181	86,092	40,888	76
Commercial real estate	63,072	11	4,726	50,973	7,359	3
Commercial lease financing	13,992	—	—	14,362	—	(370)
Total commercial	569,279	21,733	56,241	377,247	114,144	(86)
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2023	March 31 2023	June 30 2022	June 30 2023	March 31 2023	June 30 2022
Asset managers & funds	$104,838	$102,345	$112,812	$168,062	$164,480	$167,163
Real estate (5)	74,545	73,515	68,897	101,284	101,072	97,617
Capital goods	49,505	48,146	46,923	92,886	88,060	89,785
Finance companies	57,375	58,226	49,740	82,742	81,811	76,051
Healthcare equipment and services	34,511	34,245	32,768	61,174	59,280	57,901
Materials	26,192	27,224	27,295	55,838	56,244	59,699
Retailing	25,618	26,021	27,398	54,017	54,127	52,645
Consumer services	27,826	27,475	27,703	49,921	48,491	48,453
Food, beverage and tobacco	24,351	24,307	23,654	49,331	46,838	48,337
Government & public education	32,398	33,443	37,141	46,720	46,931	50,189
Individuals and trusts	32,930	31,874	30,501	43,957	43,488	45,733
Commercial services and supplies	24,588	24,136	22,852	42,500	41,711	43,520
Utilities	18,655	19,118	19,781	39,108	39,209	39,448
Energy	12,999	13,667	17,726	36,034	34,923	39,613
Transportation	23,486	22,051	21,583	35,317	33,846	35,569
Technology hardware and equipment	10,980	10,500	11,411	29,909	29,807	29,697
Global commercial banks	26,444	26,910	29,674	28,994	29,047	30,667
Media	14,558	15,102	12,661	26,377	29,006	27,270
Software and services	10,770	11,678	13,472	25,397	25,300	30,761
Pharmaceuticals and biotechnology	7,070	6,581	7,088	21,859	21,419	19,072
Vehicle dealers	14,245	13,281	11,849	21,228	21,237	20,027
Consumer durables and apparel	9,619	10,167	11,275	21,146	21,784	22,841
Insurance	10,591	10,007	10,238	20,096	19,109	19,496
Telecommunication services	9,901	9,646	7,495	17,370	17,666	15,986
Automobiles and components	8,060	8,163	8,395	15,979	15,910	17,256
Food and staples retailing	7,519	7,331	7,745	13,107	12,507	12,441
Financial markets infrastructure (clearinghouses)	3,013	3,013	9,274	5,797	8,526	14,252
Religious and social organizations	2,437	2,542	2,883	4,373	4,557	5,130
Total commercial credit exposure by industry	$705,024	$700,714	$710,234	$1,210,523	$1,196,386	$1,216,619

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $52.1 billion, $29.1 billion and $35.8 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $30.9 billion, $51.0 billion and $51.9 billion, which consists primarily of other marketable securities, at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(2)Total utilized and total committed exposure includes loans of $4.1 billion, $4.1 billion and $5.1 billion and issued letters of credit with a notional amount of $12 million, $15 million and $37 million accounted for under the fair value option at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.6 billion, $3.1 billion and $3.6 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $545 million, $749 million and $2.1 billion of PPP loan exposure across impacted industries at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
Residential mortgage	$2,140	$2,125	$2,167	$2,187	$2,245
Home equity	482	488	510	532	563
Direct/Indirect consumer	107	101	77	41	58
Total consumer	2,729	2,714	2,754	2,760	2,866
U.S. commercial	476	559	553	640	742
Non-U.S. commercial	84	125	212	274	279
Commercial real estate	816	502	271	282	218
Commercial lease financing	6	4	4	11	44
	1,382	1,190	1,040	1,207	1,283
U.S. small business commercial	15	14	14	16	15
Total commercial	1,397	1,204	1,054	1,223	1,298
Total nonperforming loans and leases	4,126	3,918	3,808	3,983	4,164
Foreclosed properties	148	165	170	173	162
Total nonperforming loans, leases and foreclosed properties (1, 2)	$4,274	$4,083	$3,978	$4,156	$4,326

Fully-insured home loans past due 30 days or more and still accruing	$525	$580	$627	$672	$734
Consumer credit card past due 30 days or more and still accruing	1,811	1,674	1,505	1,202	1,008
Other loans past due 30 days or more and still accruing	2,920	3,146	4,008	3,281	3,494
Total loans past due 30 days or more and still accruing (3, 4)	$5,256	$5,400	$6,140	$5,155	$5,236

Fully-insured home loans past due 90 days or more and still accruing	$288	$338	$368	$427	$492
Consumer credit card past due 90 days or more and still accruing	896	828	717	547	493
Other loans past due 90 days or more and still accruing	356	508	626	647	720
Total loans past due 90 days or more and still accruing (4)	$1,540	$1,674	$1,711	$1,621	$1,705

Nonperforming loans, leases and foreclosed properties/Total assets (5)	0.14%	0.13%	0.13%	0.14%	0.14%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.41	0.39	0.38	0.40	0.42
Nonperforming loans and leases/Total loans and leases (5)	0.39	0.38	0.37	0.39	0.41

Commercial reservable criticized utilized exposure (6)	$21,469	$19,789	$19,274	$17,659	$18,114
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.44%	3.17%	3.12%	2.88%	2.95%
Total commercial criticized utilized exposure/Commercial utilized exposure (6)	3.79	3.67	3.70	2.82	2.99

(1)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(2)Balances do not include nonperforming loans held-for-sale of $174 million, $250 million, $219 million, $222 million and $270 million at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(3)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $39 million, $36 million, $58 million, $81 million and $179 million at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(4)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(5)Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.3 billion, $4.4 billion, $5.8 billion, $4.9 billion and $5.5 billion at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(6)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,714	$2,754	$2,760	$2,866	$3,104
Additions	258	253	208	236	365
Reductions:
Paydowns and payoffs	(131)	(103)	(89)	(124)	(147)
Sales	(2)	(2)	(1)	(1)	(269)
Returns to performing status (2)	(92)	(170)	(109)	(193)	(157)
Charge-offs (3)	(13)	(12)	(6)	(12)	(23)
Transfers to foreclosed properties	(5)	(6)	(9)	(12)	(7)
Total net additions (reductions) to nonperforming loans and leases	15	(40)	(6)	(106)	(238)
Total nonperforming consumer loans and leases, end of period	2,729	2,714	2,754	2,760	2,866
Foreclosed properties	97	117	121	125	115
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,826	$2,831	$2,875	$2,885	$2,981

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,204	$1,054	$1,223	$1,298	$1,521
Additions	484	419	141	307	321
Reductions:
Paydowns	(171)	(72)	(144)	(180)	(342)
Sales	(3)	—	(4)	(12)	(16)
Returns to performing status (5)	(7)	(52)	(35)	(148)	(146)
Charge-offs	(87)	(88)	(127)	(42)	(40)
Transfers to foreclosed properties	(23)	—	—	—	—
Transfers to loans held-for-sale	—	(57)	—	—	—
Total net additions (reductions) to nonperforming loans and leases	193	150	(169)	(75)	(223)
Total nonperforming commercial loans and leases, end of period	1,397	1,204	1,054	1,223	1,298
Foreclosed properties	51	48	49	48	47
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,448	$1,252	$1,103	$1,271	$1,345

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, certain troubled debt restructurings were classified as nonperforming at the time of restructuring and were only returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, troubled debt restructurings were generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2023		First Quarter 2023		Fourth Quarter 2022		Third Quarter 2022		Second Quarter 2022
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$2	—%	$1	—%	$(1)	—%	$(3)	(0.01)%	$86	0.15%
Home equity (3)	(16)	(0.25)	(12)	(0.18)	(18)	(0.27)	(18)	(0.25)	(24)	(0.37)
Credit card	610	2.60	501	2.21	386	1.71	328	1.53	323	1.60
Direct/Indirect consumer	17	0.06	1	—	1	—	9	0.03	4	0.02
Other consumer	107	n/m	162	n/m	163	n/m	143	n/m	136	n/m
Total consumer	720	0.64	653	0.58	531	0.47	459	0.41	525	0.47
U.S. commercial	5	0.01	47	0.05	47	0.05	23	0.03	15	0.02
Non-U.S. commercial	—	—	20	0.07	31	0.10	(6)	(0.02)	(5)	(0.01)
Total commercial and industrial	5	—	67	0.06	78	0.06	17	0.01	10	0.01
Commercial real estate	69	0.37	22	0.12	34	0.20	13	0.08	(4)	(0.03)
Commercial lease financing	1	—	(1)	(0.01)	2	0.05	(1)	(0.05)	4	0.13
	75	0.05	88	0.06	114	0.08	29	0.02	10	0.01
U.S. small business commercial	74	1.62	66	1.48	44	0.99	32	0.72	36	0.79
Total commercial	149	0.10	154	0.11	158	0.11	61	0.04	46	0.03
Total net charge-offs	$869	0.33	$807	0.32	$689	0.26	$520	0.20	$571	0.23

By Business Segment and All Other
Consumer Banking	$819	1.07%	$729	0.97%	$591	0.78%	$512	0.69%	$502	0.70%
Global Wealth & Investment Management	3	0.01	6	0.01	4	0.01	5	0.01	9	0.02
Global Banking	59	0.06	87	0.09	112	0.12	26	0.03	14	0.01
Global Markets	5	0.02	—	—	(1)	(0.01)	(1)	—	(4)	(0.01)
All Other	(17)	(0.74)	(15)	(0.59)	(17)	(0.66)	(22)	(0.80)	50	1.40
Total net charge-offs	$869	0.33	$807	0.32	$689	0.26	$520	0.20	$571	0.23

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs of $90 million for the second quarter of 2022 and $0 for the remaining quarters.
(3)Includes loan sale net recoveries of $6 million for the second quarter of 2022 and $0 for the remaining quarters.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2023		2022
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$3	—%	$76	0.07%
Home equity (3)	(28)	(0.21)	(54)	(0.40)
Credit card	1,111	2.41	620	1.57
Direct/Indirect consumer	18	0.03	8	0.02
Other consumer	269	n/m	215	n/m
Total consumer	1,373	0.61	865	0.40
U.S. commercial	52	0.03	1	—
Non-U.S. commercial	20	0.03	(4)	(0.01)
Total commercial and industrial	72	0.03	(3)	—
Commercial real estate	91	0.25	19	0.06
Commercial lease financing	—	—	4	0.06
	163	0.06	20	0.01
U.S. small business commercial	140	1.55	78	0.87
Total commercial	303	0.10	98	0.04
Total net charge-offs	$1,676	0.33	$963	0.20

By Business Segment and All Other
Consumer Banking	$1,548	1.02%	$918	0.65%
Global Wealth & Investment Management	9	0.01	10	0.01
Global Banking	146	0.08	2	—
Global Markets	5	0.01	17	0.03
All Other	(32)	(0.66)	16	0.21
Total net charge-offs	$1,676	0.33	$963	0.20

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0 million and $84 million for the six months ended June 30, 2023 and 2022.
(3)Includes loan sale net charge-offs (recoveries) of $0 million and $(8) million for the six months ended June 30, 2023 and 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2023		March 31, 2023		June 30, 2022
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$366	0.16%	$305	0.13%	$280	0.12%
Home equity	61	0.24	98	0.38	116	0.43
Credit card	6,564	6.77	6,220	6.73	5,684	6.77
Direct/Indirect consumer	659	0.63	628	0.60	475	0.44
Other consumer	100	n/m	110	n/m	57	n/m
Total consumer	7,750	1.70	7,361	1.63	6,612	1.48
U.S. commercial (3)	2,846	0.75	2,835	0.75	3,012	0.81
Non-U.S. commercial	968	0.78	1,019	0.82	1,168	0.93
Commercial real estate	1,338	1.80	1,253	1.72	1,128	1.76
Commercial lease financing	48	0.35	46	0.34	53	0.39
Total commercial	5,200	0.88	5,153	0.87	5,361	0.93
Allowance for loan and lease losses	12,950	1.24	12,514	1.20	11,973	1.17
Reserve for unfunded lending commitments	1,388		1,437		1,461
Allowance for credit losses	$14,338		$13,951		$13,434

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.24%		1.20%		1.17%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		314		319		288
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		3.71		3.83		5.22

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $69 million, $72 million and $79 million, and home equity loans of $197 million, $262 million and $298 million at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.3 billion, $2.2 billion and $2.9 billion and non-U.S. commercial loans of $1.8 billion, $1.9 billion and $2.2 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $4.3 billion, $4.4 billion and $5.5 billion at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $927 million, $864 million and $921 million at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
(4)Allowance for loan and lease losses includes $5.5 billion, $7.1 billion and $6.6 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 181 percent, 138 percent and 129 percent at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the six months ended June 30, 2023 and 2022, and the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
	2023	2022

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$17,123	$14,771	$8,034	$9,089	$7,897	$8,301	$6,892
Provision for credit losses	2,056	553	1,125	931	1,092	898	523
Pretax, pre-provision income	$19,179	$15,324	$9,159	$10,020	$8,989	$9,199	$7,415

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$279,853	$268,750	$282,425	$277,252	$272,629	$271,017	$268,197
Goodwill	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,058)	(2,136)	(2,049)	(2,068)	(2,088)	(2,107)	(2,127)
Related deferred tax liabilities	897	927	895	899	914	920	926
Tangible shareholders’ equity	$209,670	$198,519	$212,249	$207,061	$202,433	$200,808	$197,974
Preferred stock	(28,397)	(27,565)	(28,397)	(28,397)	(28,982)	(29,134)	(28,674)
Tangible common shareholders’ equity	$181,273	$170,954	$183,852	$178,664	$173,451	$171,674	$169,300

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$283,319	$269,118	$283,319	$280,196	$273,197	$269,524	$269,118
Goodwill	(69,021)	(69,022)	(69,021)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,036)	(2,114)	(2,036)	(2,055)	(2,075)	(2,094)	(2,114)
Related deferred tax liabilities	890	920	890	895	899	915	920
Tangible shareholders’ equity	$213,152	$198,902	$213,152	$210,014	$202,999	$199,323	$198,902
Preferred stock	(28,397)	(29,134)	(28,397)	(28,397)	(28,397)	(29,134)	(29,134)
Tangible common shareholders’ equity	$184,755	$169,768	$184,755	$181,617	$174,602	$170,189	$169,768

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,122,633	$3,111,606	$3,122,633	$3,194,657	$3,051,375	$3,072,953	$3,111,606
Goodwill	(69,021)	(69,022)	(69,021)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,036)	(2,114)	(2,036)	(2,055)	(2,075)	(2,094)	(2,114)
Related deferred tax liabilities	890	920	890	895	899	915	920
Tangible assets	$3,052,466	$3,041,390	$3,052,466	$3,124,475	$2,981,177	$3,002,752	$3,041,390

Book value per share of common stock
Common shareholders’ equity	$254,922	$239,984	$254,922	$251,799	$244,800	$240,390	$239,984
Ending common shares issued and outstanding	7,953.6	8,035.2	7,953.6	7,972.4	7,996.8	8,024.5	8,035.2
Book value per share of common stock	$32.05	$29.87	$32.05	$31.58	$30.61	$29.96	$29.87

Tangible book value per share of common stock
Tangible common shareholders’ equity	$184,755	$169,768	$184,755	$181,617	$174,602	$170,189	$169,768
Ending common shares issued and outstanding	7,953.6	8,035.2	7,953.6	7,972.4	7,996.8	8,024.5	8,035.2
Tangible book value per share of common stock	$23.23	$21.13	$23.23	$22.78	$21.83	$21.21	$21.13

Current-period information is preliminary and based on company data available at the time of the presentation.	33